UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

CHINA ENERGY & CARBON BLACK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	0-30173 (Commission File No.)	58-1667944 (IRS Employer Identification No.)

Flat A, 8/Floor No. 65 Sing Woo Road Happy Valley, Hong Kong (Address of principal executive offices)
011-86-24-2318-0688 (Registrant’s telephone number)
386 Qingnian Avenue Shenyang, China 110004 (Former address of principal executive offices)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

As used in this report, “we”, “us,” “our,”  “Company” or “CHEY” refers to China Energy & Carbon Black Holdings, Inc., a Nevada corporation.

On January 1, 2005, we entered into an Agreement for Share Exchange (the “Agreement”) with AT Group Limited, a Hong Kong corporation (“AT Group”) and the individual shareholders of AT Group (“Shareholders”).  Pursuant to the Agreement, we agreed to issue 696,045 shares of restricted common stock to the Shareholders in exchange for 100 shares of AT Group, representing 100% of the issued and outstanding shares of AT Group.

On January 10, 2005, the Agreement was amended to reduce the number of shares of our common stock to be issued in the share exchange from 696,045 to 300,000.  In all other respects, the terms of the original Agreement remain valid and binding.

Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 10, 2005, we completed the share exchange process as stipulated in the Agreement and subsequent Amendment.   On that date we issued 300,000 shares of our common stock to the shareholders of AT Group in exchange for 100 shares of AT Group representing 100% of the issued and outstanding stock of AT Group. As consideration for the purchase of the ownership interest in AT Group, CHEY issued 300,000 shares of restricted stocks of CHEY to John C Y Chiu, the shareholder of AT Group.

Following completion of the share exchange transaction, AT Group became our wholly-owned subsidiary.

The acquisition of all of the issued and outstanding shares of AT Group constitutes the acquisition of a significant amount of assets for purposes of the filing of a report on Form 8K because the net book value of the underlying assets of AT Group is greater than 10% of our total assets.

Other than with respect to the Agreement, prior to the closing of the share exchange transaction there was no material relationship between us, or our affiliates, and any of the other parties to the Agreement.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

The financial statements of AT Group are not required to be filed as an exhibit to this Current Report on Form 8-K because none of the conditions specified in Item 310 of Regulation S-B which would require the filing of such financial statements exceeds 20%.

(b)

Pro Forma Financial Information.

N/A

(c)

Exhibits.

2.1

The Agreement for Share Exchange signed between the Company, AT Group and the Shareholders of AT Group, dated January 1, 2005, incorporated by reference from 8K dated January 1, 2005, and filed with the United States Securities and Exchange Commission on January 5, 2005.

2.2

Amendment dated January 10, 2005, Agreement for Share Exchange signed between the Company, AT Group and the Shareholders of AT Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY & CARBON BLACK HOLDINGS INC. (Registrant)

Date: January 11, 2005	By: /s/ Guo Yuan Wang, Chairman and CEO

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